Subsequent events	12 Months Ended
Dec. 31, 2023
Notes To Financial Statements [Abstract]
Subsequent events	Subsequent events
Transaction with Royal Gold

On February 13, 2024, the Company and its subsidiary, TCM entered into an additional agreement with Royal Gold, relating to the Mount Milligan Mine. As part of the agreement, Royal Gold has agreed, among other things, to increase cash payments for Mount Milligan Mine’s gold ounces and copper pounds delivered to Royal Gold, starting after the first threshold date (“First Threshold Date”) and further increase these cash payments after the second threshold (gold) date (“Second Threshold (Gold) Date”) and the second threshold (copper) date (“Second Threshold (Copper) Date”).

The First Threshold Date will occur when TCM has delivered to Royal Gold either an aggregate of 375,000 ounces of gold or 30,000 tonnes of copper from shipments occurring after January 1, 2024. The Second Threshold (Gold) Date will occur once TCM has delivered to Royal Gold an aggregate of 665,000 ounces of gold and the Second Threshold (Copper) Date will occur once TCM has delivered to Royal Gold 60,000 tonnes of copper, in each case from shipments occurring after January 1, 2024.

The Company and TCM have agreed to make certain payments and deliveries to Royal Gold, including:

i.An upfront cash payment of $24.5 million;
ii.A commitment to deliver an aggregate of 50,000 ounces of gold. The first 33,333 ounces are expected to be delivered in tranches of 11,111 ounces after an equivalent number of gold ounces are received by Centerra in relation to the sale of Centerra’s 50% interest in the Greenstone Gold Mines Partnership. Any remaining ounces are to be delivered to Royal Gold in quarterly installments equally over a 5-year period, with first delivery to occur by June 30, 2030; and
iii.Commencing on January 1 of the fiscal year following the later of delivering to Royal Gold an aggregate of 375,000 ounces of gold and an aggregate of 30,000 tonnes of copper, in each case from shipments occuring after January 1, 2024, but no later than January 1, 2036, payments equal to 5% of the Mount Milligan Mine’s annual free cash flow, which increase by an additional 5% of annual free cash flow (for a total of 10% per year) commencing after the latter of the Second Threshold (Gold) Date and Second Threshold (Copper) Date, but no later than January 1, 2036. No payments will be made for a calendar year in which free cash flow is negative, and Centerra is allowed to recoup any negative free cash flow before any such payments to Royal Gold resume. Free cash flow has a meaning specifically defined in Additional Royal Gold Agreement.